Exhibit 10.13

AMENDMENT NO.3

TO

EXCLUSIVE LICENSE AGREEMENT

This Third Amendment (this “Amendment No. 3”) is entered into effective as of April 23, 2015 (the “Amendment Date”) by and between NATIONWIDE CHILDREN’S HOSPITAL, a nonprofit Ohio corporation (“Children’s”), and AVEXIS, INC., a Delaware corporation formerly known as BioLife Cell Bank, Inc. (“Licensee”) (each a “Party” and collectively the “Parties”).  This Amendment amends that certain Exclusive License Agreement dated October 9, 2013 between the Parties as the same was amended by Amendment No. 1 thereto dated January 13, 2014 and Amendment No. 2 thereto dated April 1, 2014 (as so amended, the “Original Agreement”).  In the event of any conflict between the terms of the Original Agreement and the terms of this Amendment, the terms of this Amendment will control.  Capitalized terms used but not defined herein shall have the respective meanings set forth in the Original Agreement.

RECITALS

WHEREAS, the Parties entered into the Original Agreement with respect to the development and marketing of the Licensed Technology; and

WHEREAS, the Parties now desire to extend certain deadlines set forth in Section 7.4 of the Original Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby mutually agree as follows:

1.                                      The second sentence of Section 7.4 of the Original Agreement is amended and restated to read in its entirety as follows:

On or before ****, Licensee will complete an asset sell-off of its existing operating cell banking business, file for a name change to AveXis, Inc. (“AveXis”), and complete a Class B capital raise (the “Internal Restructuring”); in addition, within **** (the “Filing Deadline”) after Children’s provides written notice to Licensee that the Research Institute has delivered a dosage of the scAAV9-SMN gene therapy product for the treatment of spinal muscular atrophy type 1 under the Licensed Technology to the **** patient, Licensee will file a registration statement with the U.S. Securities and Exchange Commission for the purpose of becoming a publiclytrading company; provided, however, that:

(a)                     Licensee may extend the Filing Deadline to **** by providing written notice of such extension to Children’s on or before the Filing Deadline, and an extension payment in the amount of **** within **** thereafter.

2.                                      Except as expressly set forth in this Amendment, all other agreements, terms, and conditions of the Original Agreement shall remain in full force and effect.

**** CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the Parties have respectively duly executed this Amendment as of the Amendment Date.

NATIONWIDE CHILDREN’S HOSPITAL		AVEXIS, INC.

By:	/s/ Timothy C. Robinson	By:	/s/ John D. Harkey Jr.
Name:	Timothy C. Robinson	Name:	John D. Harkey Jr.
Title:	Executive Vice President & Chief	Title:	Chairman of the Board
Financial & Administrative Officer